EXHIBIT (24)

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints William J. Glasgow and Richard T. O'Brien, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements under The Securities Act of 1933, prepared in connection with the issuance of up to $150,000,000 of no par serial preferred stock and subordinated debt of PacifiCorp and/or preferred securities of subsidiaries of the Company and any related Company guarantees, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated:  April 12, 1995.


                                        KATHRYN A. BRAUN
                                        ______________________________________
                                        Kathryn A. Braun

                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints William J. Glasgow and Richard T. O'Brien, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements under The Securities Act of 1933, prepared in connection with the issuance of up to $150,000,000 of no par serial preferred stock and subordinated debt of PacifiCorp and/or preferred securities of subsidiaries of the Company and any related Company guarantees, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated:  May 11, 1994.


                                        FREDERICK W. BUCKMAN
                                        ______________________________________
                                        Frederick W. Buckman

                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints William J. Glasgow and Richard T. O'Brien, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements under The Securities Act of 1933, prepared in connection with the issuance of up to $150,000,000 of no par serial preferred stock and subordinated debt of PacifiCorp and/or preferred securities of subsidiaries of the Company and any related Company guarantees, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated:  May 11, 1994.


                                        C. TODD CONOVER
                                        ______________________________________
                                        C. Todd Conover

                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints William J. Glasgow and Richard T. O'Brien, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements under The Securities Act of 1933, prepared in connection with the issuance of up to $150,000,000 of no par serial preferred stock and subordinated debt of PacifiCorp and/or preferred securities of subsidiaries of the Company and any related Company guarantees, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated:  May 11, 1994.


                                        RICHARD C. EDGLEY
                                        ______________________________________
                                        Richard C. Edgley

                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints William J. Glasgow and Richard T. O'Brien, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements under The Securities Act of 1933, prepared in connection with the issuance of up to $150,000,000 of no par serial preferred stock and subordinated debt of PacifiCorp and/or preferred securities of subsidiaries of the Company and any related Company guarantees, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated:  May 11, 1994.


                                        A. M. GLEASON
                                        ______________________________________
                                        A. M. Gleason

                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints William J. Glasgow and Richard T. O'Brien, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements under The Securities Act of 1933, prepared in connection with the issuance of up to $150,000,000 of no par serial preferred stock and subordinated debt of PacifiCorp and/or preferred securities of subsidiaries of the Company and any related Company guarantees, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated:  May 11, 1994.


                                        JOHN C. HAMPTON
                                        ______________________________________
                                        John C. Hampton

                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints William J. Glasgow and Richard T. O'Brien, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements under The Securities Act of 1933, prepared in connection with the issuance of up to $150,000,000 of no par serial preferred stock and subordinated debt of PacifiCorp and/or preferred securities of subsidiaries of the Company and any related Company guarantees, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated:  May 11, 1994.


                                        NOLAN E. KARRAS
                                        ______________________________________
                                        Nolan E. Karras

                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints William J. Glasgow and Richard T. O'Brien, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements under The Securities Act of 1933, prepared in connection with the issuance of up to $150,000,000 of no par serial preferred stock and subordinated debt of PacifiCorp and/or preferred securities of subsidiaries of the Company and any related Company guarantees, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated:  May 11, 1994.


                                        KEITH R. MCKENNON
                                        ______________________________________
                                        Keith R. McKennon

                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints William J. Glasgow and Richard T. O'Brien, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements under The Securities Act of 1933, prepared in connection with the issuance of up to $150,000,000 of no par serial preferred stock and subordinated debt of PacifiCorp and/or preferred securities of subsidiaries of the Company and any related Company guarantees, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated:  August 25, 1994.


                                        ROBERT G. MILLER
                                        ______________________________________
                                        Robert G. Miller

                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints William J. Glasgow and Richard T. O'Brien, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements under The Securities Act of 1933, prepared in connection with the issuance of up to $150,000,000 of no par serial preferred stock and subordinated debt of PacifiCorp and/or preferred securities of subsidiaries of the Company and any related Company guarantees, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated:  August 30, 1994.


                                        VERL R. TOPHAM
                                        ______________________________________
                                        Verl R. Topham

                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints William J. Glasgow and Richard T. O'Brien, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements under The Securities Act of 1933, prepared in connection with the issuance of up to $150,000,000 of no par serial preferred stock and subordinated debt of PacifiCorp and/or preferred securities of subsidiaries of the Company and any related Company guarantees, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated:  May 11, 1994.


                                        DON M. WHEELER
                                        ______________________________________
                                        Don M. Wheeler

                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints William J. Glasgow and Richard T. O'Brien, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements under The Securities Act of 1933, prepared in connection with the issuance of up to $150,000,000 of no par serial preferred stock and subordinated debt of PacifiCorp and/or preferred securities of subsidiaries of the Company and any related Company guarantees, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated:  May 11, 1994.


                                        NANCY WILGENBUSCH
                                        ______________________________________
                                        Nancy Wilgenbusch

                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints William J. Glasgow and Richard T. O'Brien, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements under The Securities Act of 1933, prepared in connection with the issuance of up to $150,000,000 of no par serial preferred stock and subordinated debt of PacifiCorp and/or preferred securities of subsidiaries of the Company and any related Company guarantees, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated:  May 11, 1994.


                                        RICHARD T. O'BRIEN
                                        ______________________________________
                                        Richard T. O'Brien